Exhibit 10



INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Amendment No. 2 to Investment Company Act File No. 811-07703 on Form N-1A of our report dated February 15, 2001 appearing in the December 31, 2000 Annual Report of Somerset Exchange Fund, and to the reference to us under the caption "Independent Auditors" both of which appear in Part B of such Registration Statement.




     /s/ Deloitte & Touche LLP

     New York, New York
     November 9, 2001